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                                                                  Exhibit 10.19

                              ENGAGEMENT AGREEMENT

April  __, 2004

Strategic Hotel Capital LLC
[Address]
Chicago, Illinois [Zip]
Attention:  Mr. Laurence Geller

         RE:  Advisory Services


Dear Mr. Geller:

This will confirm the understanding and agreement (the "Agreement") between Prudential Investment Management, Inc. ("PIM") and Strategic Hotel Capital LLC (the "Company") as follows:

1.       Scope of Engagement

         The Company hereby engages PIM to perform financial advisory services (as described on Schedule I attached hereto) in connection with the possible sale, whether public or private, by the Company of equity or not less than 25% of the Company's real property assets (as reasonably determined by re-buy values), in either case for cash, property, securities or other assets (a "Transaction").

2.       Company's and Management's Responsibilities, Representations and
         Warranties

         In connection with PIM's engagement, the Company will furnish to PIM all information concerning the Company that PIM reasonably requests and will provide PIM with access to the Company's officers, directors, accountants, counsel and other advisors. The Company represents and warrants to PIM that (a) all such information concerning the Company will be true and accurate in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which such statements were made and
         (b) any forecasts or other forward looking information provided to PIM represent the best currently available estimates by the Company of the future financial performance by the Company (or its business) and are based upon facts and assumptions which the Company believes to be reasonable. The Company further acknowledges and agrees that PIM, in providing its services, will be using and relying upon such information supplied by the Company relating to the Company, agents and any other publicly available information concerning the business of the Company and any proposed Transaction without any independent investigation or verification thereof or independent appraisal by PIM of the Company or its business or assets.

3.       Compensation

         As compensation for the services to be rendered by PIM hereunder, the Company hereby agrees to pay PIM One Million Dollars ($1,000,000) promptly upon consummation of a Transaction.



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 4.      Indemnification

         Because PIM will be acting for the benefit of the Company in connection with this engagement, the Company agrees to indemnify PIM and certain other persons as set forth in the separate Indemnification Agreement attached hereto (the "Indemnification Agreement"). Notwithstanding anything to the contrary contained herein, no shareholder or director of the Company or any of their affiliates shall have any liability under this agreement, all such persons being third-party beneficiaries of this sentence, entitled to enforce it in accordance with its terms.


5.       Disclosure to Third Parties

         Except as otherwise required by law or court order, any advice to be provided by PIM under this Agreement shall not be publicly disclosed or made available to third parties, other than to the Company's employees, agents, advisors and representatives on an as need basis, without PIM's prior written consent, nor may PIM be otherwise publicly referred to without its prior written consent.

         No party hereto will issue any press release or make any other public announcement relating to this Agreement without the prior written consent of the other party hereto, except that any party may make any disclosure required to be made by it under applicable law (including the federal securities laws) or stock exchange rules if in the reasonable opinion of such party's counsel it is necessary and appropriate to do so and such party gives prior notice to the other party hereto; provided, however, that the content of such disclosure shall be subject to the other party's approval, which shall not be unreasonably delayed or withheld.

6.       Successors and Assigns

         The benefits of this Agreement shall, together with the separate Indemnification Agreement, inure to the benefit of respective successors and permitted assigns of the parties hereto and of the indemnified parties hereunder and thereunder and their respective successors, permitted assigns and representatives, and the obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon their respective successors and assigns.

7.       Other Terms and Conditions

         The Company represents and warrants to PIM that this Agreement does not breach, or conflict with, or constitute a default under, any other agreement, contact, arrangement or understanding, oral or written, to which the Company is a party or by which its assets are bound.

8.       Brokers

         The Company represents and warrants to PIM that, other than Goldman Sachs, there are no brokers, representatives or other persons that have an interest in compensation by reason of any activity of the Company in connection with any Transaction contemplated herein.



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9.       Governing Law; Waiver of Jury Trial

                  (a) Neither this Agreement nor the Indemnification Agreement referred to above may be amended or modified except in writing signed by the party against which enforcement is sought and shall be governed by and construed in accordance with the laws of the State of New Jersey without regard to principles of conflicts of laws.

                  (b) EACH OF PIM AND THE COMPANY (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS OFFICERS, DIRECTORS, SHAREHOLDERS OR MEMBERS) WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATED TO OR ARISING OUT OF THE ENGAGEMENT OF PIMS PURSUANT TO, OR THE PERFORMANCE BY PIMS OF, THE SERVICES CONTEMPLATED BY, THIS AGREEMENT.

10.      Authority

         The undersigned represents that his execution and delivery of this Agreement and the Indemnification Agreement on behalf of the Company are duly authorized by all necessary corporate action.

11.      Term of Engagement

         PIM's engagement hereunder will commence upon the execution by the Company of this Agreement and will expire upon the consummation of a Transaction.

12.      Complete Agreement; Counterparts

         This Ageement and the Indemnification Agreement contain the complete agreement of the parties with respect to the subject matter contained herein and supersedes any and all previous agreements, if any, entered into between the parties, pertaining to the services to be provided by PIM to the Company described herein. There are no covenants, promises, agreement, representations, inducements, conditions or understandings, either oral or written, between the Company and PIM which pertain to such services other than those set forth in this Agreement and the Indemnification Agreement.

         This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more of such counterparts have been signed by each of the parties and delivered to each of the other parties.



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         PIM is delighted to accept this engagement and looks forward to working with you on this assignment. Please confirm that the foregoing correctly sets forth our agreement by signing the enclosed duplicate of this letter in the space provided and returning it, whereupon this letter shall constitute a binding agreement as of the date first above written.

                                      PRUDENTIAL INVESTMENT MANAGEMENT, INC.,


                                      By: _________________________________
                                          Name:
                                          Title:


AGREED TO AND ACCEPTED:




STRATEGIC HOTEL CAPITAL, LLC


By: __________________________________
    Name:
    Title:



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                                   SCHEDULE I

                                ADVISORY SERVICES



o Review, in consultation with the Company and Goldman Sachs, a study and analysis of the business operations, financial condition and prospects of the Company;

o Review with the Company and Goldman Sachs an analysis of the real estate capital markets;

o Review with the Company and Goldman Sachs its financial plans and analyze its strategic plans and business alternatives;

o Continue to update, as appropriate, and maintain its knowledge of the Company's business, operations, financial condition and prospects during the period of this engagement;

o Make PIM staff available to meet with the Company's Board of Directors as necessary to discuss strategic alternatives and their financial implications; and

o Advise and assist the Company on all aspects of its contemplated plan to consummate an Initial Public Offering for some its assets and restructure the remaining assets into a private company. Advise and assist the Company on any other plans to sell equity or more than 25% of its property assets (based on approved re-buy values) in exchange for cash, property, securities or other assets.







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                            INDEMNIFICATION AGREEMENT


April __, 2004

PRUDENTIAL INVESTMENT MANAGEMENT, INC.
8 Campus Drive
Parsippany, New Jersey 07054

Ladies and Gentlemen:

         In connection with the engagement agreement, dated the date hereof, between Prudential Investment Management, Inc. ("PIM") and Strategic Hotel Capital, LLC (the "Company"), the Company agrees to indemnify and hold harmless PIM and its affiliates, their respective directors, officers, controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20(a) of the Securities Exchange Act of 1934, as amended), if any, agents and employees (collectively, "Indemnified Persons" and individually, an "Indemnified Person") from and against any and all actions, claims, suits, proceedings, liabilities, losses, damages and expenses incurred, joint or several (collectively, "Claims"), by any Indemnified Person (including reasonable fees and disbursements of one counsel for PIM and the Indemnified Persons ) which are related to or arise from PIM's engagement by the Company under that engagement agreement dated as of the date hereof, including Claims that relate to or arise from any actions taken or omitted to be taken (including any untrue or alleged untrue statements made or any statements omitted or alleged to be omitted) by the Company or which relate to or arise from securities laws or any other law or legal theory, and will reimburse PIM and any other Indemnified Person for all reasonable costs and expenses (including reasonable fees and disbursements of one counsel for PIM and the Indemnified Persons), as they are incurred, in connection with investigating, preparing for, providing depositions for, testifying in or defending any such action or claim, formal or informal, investigation, inquiry or other proceeding, whether or not in connection with pending or threatened litigation, whether or not PIM or any Indemnified Person is named as a party thereto and whether or not any liability results therefrom, in each case related to or arising from the foregoing (collectively, "Costs"). Notwithstanding the foregoing, the Company will not, however, be responsible for any Claims or Costs which are found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted directly and primarily from PIM and/or an Indemnified Person's gross negligence or willful misconduct.

         The Company agrees that neither PIM nor any other Indemnified Person shall have any liability to the Company for or in connection with such engagement except liability for Claims and/or Costs which are found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted directly and primarily from PIM's and/or an Indemnified Person's gross negligence or willful misconduct. Promptly after receipt by an Indemnified Person of notice of any Claim or the commencement of any action that could give rise to Costs, such Indemnified Person will, if a Claim in respect thereof is to be made against the Company under this Indemnification Agreement, notify the Company thereof; but the omission so to notify the Company will not relieve the Company from any liability which the Company may have to any Indemnified Person otherwise. In case any such action is brought against any Indemnified Person and it notifies the Company of the commencement thereof, the Company will be entitled to participate therein and to assume the defense thereof, with counsel satisfactory to the Company and the Indemnified Person (who shall not, except with the consent of the Indemnified Person, be counsel to the Indemnified Person), and after notice from the Company to such Indemnified Person of its election so to assume the defense thereof, the Company will not be liable to such Indemnified Person under this section for any legal or other expenses subsequently incurred by such Indemnified Person in connection with the defense thereof other than reasonable costs of investigation. The Company shall not, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened action in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person unless such settlement includes an unconditional release of such Indemnified Person from all liability on any claims that are the subject matter of such action. An Indemnified Person shall not be required to give such prior written consent with respect to, and without such consent the Company shall not enter into, any such settlement or compromise that imposes any material obligation on the Indemnified Person or any other Indemnified Person or contains any admission of culpability on the part of PIM or any Indemnified Person.


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         In order to provide for just and equitable contribution, if a demand for indemnification or reimbursement for Claims or Costs is made pursuant to these provisions but is not available for any reason, then the Company, on the one hand, and PIM, on the other hand, shall contribute to such Claims or Costs for which such indemnification or reimbursement is held unavailable in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and PIM and/or an Indemnified Person on the other hand, in connection with the transaction or transactions from which the Claims or Costs in question arose. The relative benefits received by the Company, on the one hand, and by PIM and/or an Indemnified Person, on the other hand, shall be deemed to be in the same proportion as the value (before deducting expenses) of the consideration received by the Company or its shareholders or comparable equity owners, as the case may be, in connection with the transaction or transactions from which the Claims or Costs in question arose bears to the total fees actually received by PIM and/or an Indemnified Person in connection therewith. If the allocation provided by the foregoing sentence is not permitted by applicable law, then such allocation shall be based not only on such relative benefits determined as aforesaid but also on the relative fault of the Company, on the one hand, and PIM and/or an Indemnified Person, on the other, as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, the parties' relative intents, knowledge, access to information and, if applicable, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by PIM and/or an Indemnified Person, and any other equitable considerations appropriate in the circumstances. Any such contribution shall be subject to the limitation that in any event PIM's and/or an Indemnified Person's aggregate contribution to all Claims or Costs for which contribution is available hereunder shall not exceed the amount of fees actually received by PIM pursuant to the particular engagement relating to the transaction or transactions from which the Claims or Costs in question arose.

         The foregoing rights to indemnity, reimbursement and contribution shall be in addition to any rights that PIM and/or any Indemnified Person may have at common law or otherwise. The Company hereby consents to personal jurisdiction, service of process and venue in any court in which any Claim which is subject to this Indemnification Agreement is brought against PIM or any Indemnified Person.

         EACH OF PIM AND EACH INDEMNIFIED PERSON AND THE COMPANY (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS SHAREHOLDERS) WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS INDEMNIFICATION AGREEMENT.

         In connection with PIM's engagement of even date herewith, PIM may also be engaged to act for the Company in one or more additional capacities. The terms of any such engagement may be embodied in one or more separate written agreements, and the terms of any indemnification rights shall be addressed in such other agreements.



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         The benefits of this Indemnification Agreement shall inure to the respective successors and permitted assigns of the parties hereto and of the Indemnified Persons hereunder and their successors, permitted assigns and representatives, and the obligations and liabilities assumed in this Indemnification Agreement by the parties hereto shall be binding upon their respective successors and permitted assigns. This Indemnification Agreement may not be assigned without the prior written consent of the nonassigning party (or parties).

         Notwithstanding anything to the contrary contained herein, no shareholder or trustee of the Company or any of their affiliates shall have any liability under this agreement, all such persons being third-party beneficiaries of this sentence, entitled to enforce it in accordance with its terms.

         This Indemnification Agreement may not be amended or modified except in a writing signed by the Party hereto against which enforcement of this Indemnification Agreement is sought and shall be governed by and construed in accordance with the laws of the State of New Jersey, without regard to the principles of conflicts of laws.

                                          Very truly yours,

                                          STRATEGIC HOTEL CAPITAL, LLC



                                          By: _______________________________
                                              Name:
                                              Title:


Accepted and agreed as of the
date first above written:

PRUDENTIAL INVESTMENT MANAGEMENT, INC.


By: _______________________
    Name:
    Title:








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